Exhibit 99.2



@NFX

3Q14 Update

October 28, 2014

@NFX is periodically published to keep stockholders aware of current operating activities at Newfield. It may include estimates of expected production volumes, costs and expenses, recent changes to hedging positions and commodity pricing.

NEWFIELD

Table of Contents

All financial and operational data refers to "Continuing Operations"

NEWFIELD

Highlights

- 3Q14 production exceeds guidance mid-point by ~0.5 MMBOE
- 3Q14 cash flow from operations: ~$321 MM; 3Q14 adjusted net income: $72 MM
- FY14e production estimated to reach upper-end of guidance (~47.4 MMBOE)
- Strong execution in each focus area
- Successfully tested STACK vertical spacing pilot; continued production delineation of STACK
- Announced position in ***"NEW"*** Springer play
- Received >$600 MM proceeds from sale of non-strategic assets
  - Called $600MM Senior Subordinated Notes due 2018
- Commenced Pearl development drilling
- 2014e Capital budget raised $50 MM to $1.75 B
  - Reflects additional acreage and activity in STACK

3Q14 Production by Product



~44%
~56%
Gas
Liquids

3Q14 NET PRODUCTION (MMBOE)	
Oil	4.80
NGLs	2.24
Gas	5.62
TOTAL	12.66

NEWFIELD

Production by Focus Area



140
120
100
80
60
40
20
0
MBOEPD (net)
Eagle Ford
Williston
Anadarko*
Uinta
~105 MBOEPD
To be updated in Feb. 2015
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14e
1H15e**
2H15e**
2016e**

*Includes SCOOP and STACK; Excludes Granite Wash

** Company plans to update its 2015-16 guidance in Feb. 2015

NEWFIELD

Outperforming in Each Focus Area

Focus Area	2013 Production (MMBOE)	2014 Original Guidance (MMBOE)	2014 Final Guidance (MMBOE)	Delta Δ (MMBOE)	% Change	Y-o-Y Growth
Anadarko Basin	7.2	14.3	**14.8**	0.5	3%	**106%**
Uinta Basin	8.2	8.6	**9.4**	0.8	9%	**15%**
Williston Basin	4.4	6.0	**6.5**	0.5	8%	**48%**
Eagle Ford	3.0	4.0	**4.2**	0.2	5%	**40%**
TOTAL	**22.8**	**32.9**	**34.9**	**2.0**	**6%**	**53%**

2014e Total Domestic Production: 47.4 MMBOE

NEWFIELD

Anadarko Basin*

- Increased acreage to ~275,000 net acres
- > 15% production growth over 2Q14 and > 100% over 3Q13
  - > 20% liquids growth over 2Q14 and > 80% over 3Q13
- 2014e production to more than double over 2013 volumes
- Continued high liquids cut; gas/oil ratios remain consistent with model forecast
- Achieved YE14 exit rate target of 50,000 BOEPD (net)



Anadarko Daily Production*
Liquids
Gas
BOEPD (net)
50,000
40,000
30,000
20,000
10,000
0

NET AVG. PRODUCTION (BOEPD)			
	FY2013	3Q14	FY2014e
Liquids	10,844	26,000	23,500
Gas	8,842	19,000	17,100
TOTAL	19,686	45,000	40,600

*Includes SCOOP and STACK; Excludes Granite Wash

STACK Production-Delineation Continues…


John
821 BOEPD IP30-day avg.
(84% Oil)
KINGFISHER
Connie
935 BOEPD IP30-day avg.
(87% Oil)
BLAINE
~30 miles
Freeman
680 BOEPD IP30-day avg.
(85% Oil)
Slash C
620 BOEPD IP30-day avg.
(84% Oil)
Currently Drilling
CANADIAN

- John is the furthest step-out well to-date to the northwest
- Connie & Freeman are the first Meramec "STACKed" vertical spacing tests. After initial 30-days of production, no interference; wells above type curve
- Slash C recent "best-in-class" well drilled and completed for $9.8 MM

Company has production-delineated ~2/3 of STACK acreage

NEWFIELD

STACK Vertical Spacing Test

- STACK Vertical Spacing Test
  - Connie Well (Upper Meramec)
    - 935 BOEPD IP30-day avg. (87% oil)
  - Freeman Well (Lower Meramec)
    - 680 BOEPD IP30-day avg. (85% oil)
- Spaced ~275' vertically in Meramec
- Spaced ~880' across lease line



275'
Meramec Shale
~400'



880'

STACK Well Performance

- 18 wells plotted against type curve
  - 10,090' average lateral length



STACK Type Curve
800
700
600
500
400
300
200
100
0
BOEPD
30
25
20
15
10
5
0
Well Count
0
200
400
600
Days Online
Type Curve (9,000')
Actual
Well Count

NEWFIELD

SCOOP Oil Well Performance

- 25 wells plotted against type curve
  - 8,120' average lateral length
- ***"NEW"*** Briar development (4 SXL infill wells)
  - Briar 1H and 2H wells average 60-day rate: 1,250 BOEPD (53% oil)
  - Briar 3H and 4H wells average 30-day rate: 1,375 BOEPD (~50% oil)



SCOOP Oil Type Curves
Type Curve (8,900')
Actual
Well Count
BOEPD
Well Count
Days Online
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
30
25
20
15
10
5
0
0
100
200
300
400
500
600

Production data excludes 3 wells shut-in for offsetting fracs

NEWFIELD

SCOOP Wet Gas Well Performance

- 32 wells plotted against type curve
  - 6,011' average lateral length



SCOOP Wet Gas Type Curve
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
BOEPD
0
100
200
300
400
500
600
Days Online
35
30
25
20
15
10
5
0
Well Count
Type Curve (5,900')
Actual
Well Count

NEWFIELD

Springer Shale Strengthens SCOOP Inventory

- Adds inventory to HBP South SCOOP acreage
- Up to 150’ thick
- Highly siliceous, organic rich
- High permeability and porosity
- Over-pressured
- Recent operated well:
  - Jarred (4,850’ lateral)
    - 1,950 BOEPD 24-hr IP (85% oil)
    - 1,220 BOEPD 30-day avg. (81% oil)
- Three recent non-operated Springer wells had average 24-hr IP rates of 1,494 BOEPD



Pennsylvanian
Hoxbar Sands
Deese Sands
Atoka Sands
Morrow Sands
Springer Sands
Mississippian
Springer Shale
Caney Shale
Sycamore/Meramec
Devonian
Woodford Shale
Silurian
Hunton Limestone

NEWFIELD

Uinta Basin

- Forecasting 15% YoY growth in '14; (up > 800,000 BOE from original forecast)
- SXL drilling campaign in Central Basin delivering encouraging results
  - Recent "best-in-class" Uteland Butte well drilled and completed for ~$10.8 MM
- Refinery expansions underway
- Rail markets expanding



Uinta Daily Production
Liquids
Gas
BOEPD (net)
30,000
20,000
10,000
0

NET AVG. PRODUCTION (BOEPD)			
	FY2013	3Q14	FY2014e
Liquids	18,140	20,800	21,100
Gas	4,389	5,000	4,700
TOTAL	22,529	25,800	25,800

NEWFIELD

Williston Basin

- ~8% production growth over 2Q14 and 45% over 3Q13
- YTD SXLs average ~$7.5 MM (including facilities)
  - Full-field development, targeting Middle Bakken and Three-Forks 1
  - Improved efficiencies through pad drilling and optimized completions
  - Recent "best-in-class" Wehrung 4H (9,900' lateral)
    - $6.8 MM completed well cost (including facilities)
      - 2,775 BOEPD 24-hr IP
      - 878 BOEPD 30-day avg.
      - 694 BOEPD 60-day avg.
      - 609 BOEPD 90-day avg.



Williston Daily Production
Liquids
Gas
BOEPD (net)
20,000
15,000
10,000
5,000
0

NET AVG. PRODUCTION (BOEPD)			
	FY2013	3Q14	FY2014e
Liquids	10,337	16,100	14,900
Gas	1,852	3,300	2,900
TOTAL	12,189	19,400	17,800

YTD Summary of Well Results

Well Type	# Wells	Avg. Gross IP (24-Hours)	Avg. Gross 30-Day Rate	Avg. Gross 60-Day Rate	Avg. Gross 90-Day Rate
SCOOP Wet Gas SXL	5	2,006 BOEPD	1,615 BOEPD	1,646 BOEPD	1,550 BOEPD
SCOOP Wet Gas XL	13	1,377 BOEPD	1,054 BOEPD	1,042 BOEPD	1,022 BOEPD
SCOOP Oil (1)	17	1,511 BOEPD	1,194 BOEPD	1,166 BOEPD	977 BOEPD
STACK (2)	10	931 BOEPD	651 BOEPD	580 BOEPD	581 BOEPD
Uteland Butte SXL	3	2,157 BOEPD	1,449 BOEPD	1,251 BOEPD	1,067 BOEPD
Wasatch SXL	2	2,068 BOEPD	1,428 BOEPD	1,479 BOEPD	1,241 BOEPD
Williston Basin (3) (4)	39	2,369 BOEPD	821 BOEPD	671 BOEPD	599 BOEPD
Eagle Ford SXL (5)	9	874 BOEPD	783 BOEPD	735 BOEPD	734 BOEPD

(1) 30-day rate includes 16 wells, 60-day rate includes 13 wells and 90-day rate includes 7 wells
(2) 60-day rate includes 6 wells and 90-day rate includes 3 wells
(3) Includes 31 Middle Bakken wells and 8 Three Forks wells
(4) 30-day rate includes 36 wells, 60-day rate includes 34 wells and 90-day rate includes 28 wells
(5) 90-day rate includes 5 wells

NEWFIELD

Production, Cost & Expense Guidance[1]

	2014e	3Q14	4Q14e
Production:			
Oil (MMBO)	18.4	4.8	5.0
NGLs (MMBbls)	8.0	2.2	2.1
Natural Gas (BCF)	126	33.7	29.4
Total (MMBOE)	47.4	12.7[2]	12.0[2]
Total LOE ($MM)	$483	$126	$127
Production & Other Taxes ($MM)[3]	$115	$31	$30
DD&A Expense ($MM)	$845	$228	$217
General & Administrative (G&A), net ($MM)	$222	$48	$50
Capitalized Internal Costs ($MM)	($134)	($23)	($25)
Other Operating Expense ($MM)	$8	$8	--
Interest Expense ($MM)	$195	$51	$42
Capitalized Interest ($MM)	($52)	($13)	($13)
Premium on Call of Notes ($MM)[4]	$14	--	$14

[1] Production, Costs and Expenses are based on continuing operations and Costs and Expenses are expected to be within 7% of the estimates above.

[2] Third quarter actual results and reported guidance reflect the removal of 0.1 MMBOE in 3Q14 and 0.9 MMBOE in 4Q14e due to the sale of Granite Wash.

[3] Table Assumes 1Q14 – 3Q14 actual commodity prices & strip commodity prices for 4Q14

[4] 4Q14e relates to a one-time premium payment to call our $600MM 7 1/8 % Senior Subordinated Notes in 4Q14

NEWFIELD

Oil Hedging Details as of 10/28/14

Period	Volume/day	Weighted-Average Price			
	Bbls	Swaps	Swaps w/ Short Puts[2]	Collars	Collars w/ Short Puts[1]
4Q 2014	23,000	$89.94	—	—	—
	16,000	—	$75.00/95.16	—	—
	6,000	—	—	—	$75.83/90.83-$102.93
1Q 2015	8,000	$90.63	—	—	—
	38,500	—	$72.03/90.08	—	—
	2,000	—	—	—	$75.00/90.00-$104.00
2Q 2015	9,000	$90.01	—	—	—
	38,500	—	$72.03/89.96	—	—
	2,000	—	—	—	$75.00/90.00-$104.00
3Q 2015	7,000	$90.00	—	—	—
	41,000	—	$71.65/89.95	—	—
	2,000	—	—	—	$75.00/90.00-$104.00
4Q 2015	1,000	$90.00	—	—	—
	46,500	—	$71.12/90.08	—	—
	2,000	—	—	—	$75.00/90.00-$104.00

Note: Periodically, we sell put options against previously entered into fixed-price swaps or collars in order to enhance the price of new positions. As such, put option contracts may be entered into at different times and with different counterparties as compared to our open fixed-price swap or collar contracts. However, we do not sell put options for volumes in excess of our open fixed-price swap or collar contracts.

[1] Below $75.83 per Bbl in 2014 and below $75.00 in 2015, these contracts effectively result in realized prices that are on average $15.00 per Bbl higher than the cash price that otherwise would have been realized.
[2] Below $75.00 per Bbl for 2014, $72.03 per Bbl for 1Q 2015, $72.03 per Bbl for 2Q 2015, $71.65 per Bbl for 3Q 2015, and $71.12 per Bbl for 4Q 2015, these contracts effectively result in realized prices that are on average $20.16, $18.05, $17.93, $18.30, and $18.96 per Bbl higher, respectively, than the cash price that otherwise would have been realized.

Denotes update

NEWFIELD

Oil Hedging Details as of 10/28/14

	Volume/day	Weighted-Average Price			
Period	Bbls	Swaps	Swaps w/ Short Puts[2]	Collars	Collars w/ Short Puts[1]
1Q 2016	33,000 17,000	— —	$73.48/89.97 —	— —	— $75.00/90.00-$96.30
2Q 2016	27,000 19,000	— —	$74.44/89.99 —	— —	— $75.00/90.00-$96.32
3Q 2016	27,000 16,000	— —	$74.44/90.03 —	— —	— $75.00/90.00-$95.98
4Q 2016	23,000 16,000	— —	$74.35/89.90 —	— —	— $75.00/90.00-$95.98
1Q 2017	15,000 13,000	— —	$73.73/89.23 —	— —	— $75.00/90.00-$95.52
2Q 2017	10,000 10,000	— —	$73.10/88.09 —	— —	— $75.00/90.00-$95.69
3Q 2017	13,000 —	— —	$73.08/87.90 —	— —	— —
4Q 2017	11,000 —	— —	$73.09/88.01 —	— —	— —

[1] Below $75.00 per Bbl in 2016 and 2017, these contracts effectively result in realized prices that are on average $15.00 per Bbl higher than the cash price that otherwise would have been realized.

[2] Below $73.48 per Bbl for 1Q 2016, $74.44 per Bbl for 2Q 2016, $74.44 per Bbl for 3Q 2016, $74.35 per Bbl for 4Q 2016, $73.73 per Bbl for 1Q 2017, $73.10 per Bbl for 2Q 2017, $73.08 per Bbl for 3Q 2017, and $73.09 per Bbl for 4Q 2017, these contracts effectively result in realized prices that are on average $16.49, $15.55, $15.59, $15.55, $15.50, $14.99, $14.82 and $14.92 per Bbl higher, respectively, than the cash price that otherwise would have been realized.

Note: We have entered into swaption contracts that would potentially hedge 732,000 barrels of 2016 production at a swap price of $91.00 if exercised on their expiration date of March 31, 2015. Any future potential settlement value will be excluded herein unless and until the swaptions are exercised.

NEWFIELD

Oil Hedging Details as of 10/28/14

The following table details the expected impact to pre-tax income (in millions, except prices) from the settlement of our derivative contracts, outlined on the previous slide, at various NYMEX oil prices.

	Oil Prices				
Period	$70	$80	$90	$100	$110
4Q 2014	$80	$49	$8	($28)	($69)
1Q 2015	$78	$44	$1	($41)	($84)
2Q 2015	$80	$45	$0	($43)	($88)
3Q 2015	$82	$46	$0	($44)	($90)
4Q 2015	$80	$46	$0	($43)	($88)
1Q 2016	$72	$45	$0	($36)	($81)
2Q 2016	$64	$42	$0	($31)	($73)
3Q 2016	$61	$40	$0	($31)	($70)
4Q 2016	$55	$36	$0	($27)	($63)
1Q 2017	$38	$24	($1)	($20)	($45)
2Q 2017	$27	$16	($2)	($15)	($33)
3Q 2017	$18	$9	($3)	($14)	($26)
4Q 2017	$15	$8	($2)	($12)	($22)

NEWFIELD

Gas Hedging Details as of 10/28/14

	Volume/day	Weighted-Average Price			
Period	MMBtus	Swaps	Swaps w/ Short Puts	Collars	Collars w/ Short Puts
4Q 2014	221,700 65,000	$3.97 —	— —	— $3.75 - $4.62	— —
1Q 2015	135,000 105,000	$4.28 —	— —	— $3.93 - $4.74	— —
2Q 2015	135,000 105,000	$4.28 —	— —	— $3.93 - $4.74	— —
3Q 2015	135,000 105,000	$4.28 —	— —	— $3.93 - $4.74	— —
4Q 2015	135,000 105,000	$4.28 —	— —	— $3.93 - $4.74	— —

NEWFIELD

Gas Hedging Details as of 10/28/14

The following table details the expected impact to pre-tax income (in millions, except prices) from the settlement of our derivative contracts, outlined on the previous slide, at various NYMEX gas prices.

	Gas Prices			
Period	**$3**	**$4**	**$5**	**$6**
4Q 2014	$24	($1)	($23)	($50)
1Q 2015	$24	$3	($11)	($33)
2Q 2015	$25	$3	($12)	($33)
3Q 2015	$25	$3	($12)	($34)
4Q 2015	$25	$3	($12)	($34)

We provide information regarding our outstanding hedging positions in our annual and quarterly reports filed with the SEC and in our electronic publication -- @NFX. This publication can be found on Newfield's web page at http://www.newfield.com. Through the web page, you may elect to receive @NFX through e-mail distribution.

Newfield Exploration Company is an independent energy company engaged in the exploration, development and production of crude oil, natural gas and natural gas liquids. We are focused on North American resource plays and our principal areas of operation include the Mid-Continent, the Rocky Mountains and onshore Gulf Coast.

NEWFIELD

Forward Looking Statements and Related Matters

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words "will", "believe", "intend", "plan", "expect" or other similar expressions are intended to identify forward-looking statements. Other than historical facts included in this presentation, all information and statements, such as information regarding planned capital expenditures, estimated reserves, estimated production targets, drilling and development plans, the timing of production, planned capital expenditures, and other plans and objectives for future operations, are forward-looking statements. Although as of the date of this presentation Newfield believes that these expectations are reasonable, this information is based upon assumptions and anticipated results that are subject to numerous uncertainties and risks. Actual results may vary significantly from those anticipated due to many factors, including drilling results, commodity prices, industry conditions, the prices of goods and services, the availability of drilling rigs and other support services, the availability of refining capacity for the crude oil Newfield produces in the Uinta Basin in Utah, the availability of capital resources, labor conditions, severe weather conditions, governmental regulations and other operating risks. Please see Newfield's 2013 Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (SEC) for a discussion of other factors that may cause actual results to vary. Unpredictable or unknown factors not discussed herein or in Newfield's SEC filings could also have material adverse effects on forward-looking statements. Readers are cautioned not to place undo reliance on forward-looking statements, which speak only as of the date of this presentation. Unless legally required, Newfield undertakes no obligation to publicly update or revise any forward-looking statements.

Cautionary Note to Investors – Effective January 1, 2010, the SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC's definitions for such terms. Newfield may use terms in this presentation, such as "resources", "net resources", "net discovered resources", "net risked resources", "net lower-risked captured resources", "net risked captured resources", "gross resources", "gross resource potential", "gross unrisked resource potential", "gross unrisked resources", and similar terms that the SEC's guidelines strictly prohibit in SEC filings. Investors are urged to consider closely the oil and gas disclosures in Newfield's 2013 Annual Report on Form 10-K, available at www.newfield.com, www.sec.gov or by writing Newfield at 4 Waterway Square Place, Suite 100, The Woodlands, Texas 77380 Attn: Investor Relations.